United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 27, 2023

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Item 8.01 Other Events.

Sales Agreement Amendment

On November 27, 2023, Realty Income Corporation (“Realty Income”) entered into that certain Amendment No. 1 to Sales Agreement (the “Amendment”), which amended the Sales Agreement, dated August 4, 2023, by and among Realty Income, the sales agents party thereto, the forward sellers party thereto and the forward purchasers party thereto (the “Sales Agreement”), relating to Realty Income’s existing “at-the-market” program. The Amendment addresses, among other things, certain matters related to the pending merger between Realty Income and Spirit Realty Capital, Inc.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement and the Amendment, which are attached as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description

1.1	Sales Agreement, dated August 4, 2023, by and among Realty Income, the sales agents party thereto, the forward sellers party thereto and the forward purchasers party thereto (filed as Exhibit 1.1 to the Current Report on Form 8-K, filed by Realty Income on August 7, 2023 and incorporated herein by reference).
1.2	Amendment No. 1 to Sales Agreement, dated as of November 27, 2023, by and among Realty Income, the sales agents party thereto, the forward sellers party thereto and the forward purchasers party thereto.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	November 27, 2023	By:	/s/ Bianca Martinez
Bianca Martinez Senior Vice President, Associate General Counsel and Assistant Secretary